                                  EXHIBIT 10.9

                       ASSIGNMENT OF RENEWAL (ASSET) FEES

Effective October 20, 1995, James Mitchell & Co., JMC Financial Corporation and JMC Insurance Services Corporation (collectively "JMC") hereby assign to Barnett Annuities Corporation all of JMC's right, title and interest in and to any and all monthly renewal or asset fees earned after August 31, 1995 by JMC as a result of the sales of flexible premium deferred annuities issued by Transamerica Life Insurance and Annuity Co. ("Transamerica") which annuities were sold by JMC between January 1, 1993 and October 31, 1995 to customers of Barnett Banks, Inc. through the Tax Advantage Program.

Executed as of October 20, 1995.

James Mitchell & Co.                        Barnett Annuities Corporation

By: /s/ Brian J. Finneran                By:  /s/ Joel Kaye
   --------------------------------         ------------------------------------
    Brian J. Finneran, President              Joel Kaye, President

JMC Financial Corporation

By: /s/ Brian J. Finneran
   --------------------------------
    Brian J. Finneran, President

JMC Insurance Services Corporation

By: /s/ Brian J. Finneran
   -------------------------------
    Brian J. Finneran, President

                  NOTICE OF ASSIGNMENT OF RENEWAL (ASSET) FEES


To:   Transamerica Life Insurance and Annuity Co.
      1150 South Olive
      Los Angeles, CA 90015

By Assignment, effective October 20, 1995, James Mitchell & Co., JMC Financial Corporation and JMC Insurance Services Corporation (collectively "JMC") has assigned to Barnett Annuities Corporation all of JMC's right, title and interest in and to any and all monthly renewal or asset fees earned after August 31, 1995 by JMC as a result of the sales of flexible premium deferred annuities issued by Transamerica Life Insurance and Annuity Co. ("Transamerica") which annuities were sold by JMC between January 1, 1993 and October 31, 1995 to customers of Barnett Banks, Inc. through the Tax Advantage Program. Chargebacks with respect to such business processed on or after the date hereof are to be deducted from commissions payable to Barnett Annuities Corporation under the Assignment, rather than from funds otherwise payable to JMC. All such monthly renewal or asset fees payable after the date hereof, except payments arising from reconciliation of records with respect to matters predating the Assignment, are to be paid directly to Barnett Annuities Corporation at:

          Barnett Annuities Corporation
          9000 Southside Blvd., Bldg. 100
          Jacksonville, FL 32256

Executed as of October 20, 1995.


James Mitchell & Co.                     Barnett Annuities Corporation

By:  /s/ Brian J. Finneran            By:  /s/ Joel Kaye
     ----------------------------         ---------------------------------
     Brian J. Finneran, President         Joel Kaye, President

JMC Financial Corporation

By:  /s/ Brian J. Finneran
     ----------------------------
     Brian J. Finneran, President

JMC Insurance Services Corporation

By:  /s/ Brian J. Finneran
     ---------------------------
     Brian J. Finneran, President

                    ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT

Transamerica Life Insurance and Annuity Co. ("Transamerica") hereby acknowledges that it is party to that certain Distribution/Sales Agreement, dated October 20, 1992, by and among Transamerica, James Mitchell & Co., JMC Insurance Services Corporation, and JMC Financial Corporation (collectively "JMC"), as amended (the "Sales Agreement"), pursuant to which Transamerica pays JMC monthly renewal or asset fees (the "Asset Fees") as set forth therein with respect to certain flexible premium deferred annuity contracts sold by JMC to customers of Barnett Banks, Inc. (the "Barnett Business"). Transamerica consents to the Assignment of Renewal (Asset) Fees and Notice of Assignment of Renewal (Asset) Fees, both dated October 20, 1995, and agrees to pay all such Asset Fees payable on or after the date hereof, less chargebacks with respect to the Barnett Business processed on or after the date hereof, directly to Barnett Annuities Corporation or its designee (acceptable to Transamerica) at the address specified in the Assignment of Renewal (Asset) Fees in accordance with the terms of the Sales Agreement.

Payments due to JMC from Transamerica or to Transamerica from JMC as a result of the reconciliation of records with respect to matters predating the Assignment of Renewal (Asset) Fees are not affected by this instrument.

Executed as of October 20, 1995


Transamerica Life Insurance and Annuity Co.

By:    /s/ Paul L. Norris
   -----------------------------------
       Paul L. Norris, VP & Actuary
   -----------------------------------
            Name and Title